UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2010
_________________

CHINA ARMCO METALS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-34631	26-0491904

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Waters Park Drive, Suite 98 San Mateo, California
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 212-7620 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

        On March 30, 2010 the Audit Committee of the Board of Directors of China Armco Metals, Inc. (the “Company”) determined that the Company’s March 31, 2009, June 30, 2009, and September 30, 2009 unaudited interim financial statements included in its filings of Form 10-Q for the respective periods as filed on May 20, 2009, August 14, 2009, and November 25, 2009, respectively, with the SEC (the “Interim Reports of 2009”) could not be relied upon as a result of errors in the financial statements.

The Interim Reports of 2009 did not properly record the Company’s common stock purchase warrants as a derivative liability at January 1, 2009 upon its adoption of Derivative and Hedging Topic of the FASB Accounting Standards Codification Topic 815 (“ASC 815”) and did not properly record the subsequent accounting for the changes in the fair value of the associated liability at March 31, 2009, June 30, 2009, and September 30, 2009.  The aggregate change in the fair value of the associated liability for all of the periods included in the year ended December 31, 2009 totaled ($166,025).

Accordingly, the Company’s unaudited interim consolidated balance sheets, statements of operations, and statements of cash flows at March 31, 2009, June 30, 2009, and September 30, 2009, will be restated by way of footnote disclosure in the Company’s upcoming Annual Report on Form 10-K for the year ended December 31, 2009 to correct the accounting treatment for its common stock purchase warrants. All the respective restatements are non-cash in nature and not related to the core operations of the Company.  The derivative liability and loss on change in fair value of the derivative liability will be correctly recorded and presented in accordance with ASC 815 on the Company’s consolidated balance sheets, consolidated statement of income and comprehensive income, and consolidated statement of cash flows in the financial statements included on Form 10-K for the year ended December 31, 2009.

The Audit Committee of the Company's Board of Directors discussed the matters set forth in this Current Report Form 8-K with the Company’s independent registered public accounting firm, Li & Company, PC.

The effect of correcting this error in the Company’s ( a) unaudited balance sheets at March 31, 2009, June 30, 2009 and September 30, 2009; (b) unaudited statements of operations for the three months ended March 31, 2009, three months and six months ended June 30, 2009, and three and nine months ended September 30, 2009; and (c) unaudited statements of cash flows for the three months ended March 31, 2009, six months ended June 30, 2009, and nine months ended September 30, 2009 are shown in the table below:

Balance Sheet Data	March 31, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Derivative Liability	$-	$3,082,123	$3,082,123

Total Liabilities	14,871,747	3,082,123	$17,953,870

Stockholders' equity:
Preferred Stock, $0.001 par value; 1,000,000 shares authorized; none issued or outstanding	-	-	-
Common Stock, $0.001 par value, 74,000,000 shares authorized, 10,097,449 issued and outstanding	10,097	-	10,097
Additional Paid-in-capital	6,967,583	(5,097,404)	1,870,179
Retained earnings	8,094,700	2,015,281	10,109,981
Accumulated other comprehensive income
Foreign currency translation gain	342,757	-	342,757
Total stockholders' equity	15,415,137	(3,082,123)	12,333,014
Total liabilities and equity	$30,286,884	-	$30,286,884

Balance Sheet Data	June 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Derivative Liability	$-	$3,326,673	$3,326,673

Total Liabilities	19,531,034	3,326,673	$22,857,707

Stockholders' equity:
Preferred Stock, $0.001 par value; 1,000,000 shares authorized; none issued or outstanding	-	-	-
Common Stock, $0.001 par value, 74,000,000 shares authorized, 10,104,449 issued and outstanding	10,104	-	10,104
Additional Paid-in-capital	6,978,076	(5,097,404)	1,880,672
Retained earnings	11,464,463	1,770,731	13,235,194
Accumulated other comprehensive income	310,801	-	310,801
Total stockholders' equity	18,763,444	(3,326,673)	15,436,771
Total liabilities and equity	$38,294,478	-	$38,294,478

Balance Sheet Data	September 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Derivative Liability	$-	$3,900,217	$3,900,217

Total Liabilities	64,689,839	3,900,217	$68,590,056

Stockholders' equity:
Preferred Stock, $0.001 par value; 1,000,000 shares authorized; none issued or outstanding	-	-	-
Common Stock, $0.001 par value, 74,000,000 shares authorized, 10,104,449 issued and outstanding	10,104	-	10,104
Additional Paid-in-capital	6,978,076	(5,097,404)	1,880,672
Retained earnings	10,604,800	1,197,187	11,801,987
Accumulated other comprehensive income	351,670	-	351,670
Total stockholders' equity	17,944,650	(3,900,217)	14,044,433
Total liabilities and equity	$82,634,489	-	$82,634,489

Statement of Operations Data	For the three months ended March 31, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Other (income) expense
Interest expense	$18,036	$-	$18,036
Loss on forward foreign contracts	-	-	-
(Gain) loss on change in fair value of derivative liability	-	(169,826)	(169,826)
Other (income) expense	30,227	-	30,227
Total other (income) expense	48,263	(169,826)	(121,563)

Income from continuing operations before income taxes	128,426	169,826	298,252
Income taxes	790	-	790
Net income applicable to shareholders	127,636	169,826	297,462

Comprehensive income	$101,191	$169,826	$271,017

Net income per common share - Basic and Diluted
Total net income per common share	$0.01	$0.02	$0.03
Weighted Common Shares Outstanding - Basic and Diluted	10,095,616	-	10,095,616

Statement of Operations Data	For the three months ended June 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Other (income) expense
Interest income	$(45,018)	$-	$(45,018)
Interest expense	119,120	-	119,120
Import and export agency income	(47,244)	-	(47,244)
Loss on forward foreign currency contracts	(12,079)	-	(12,079)
(Gain) loss on change in fair value of derivative liability	-	244,550	244,550
Other (income) expense	66,945	-	66,945
Total other (income) expense	81,724	244,550	371,292

Income from operations before income taxes	3,369,334	(244,550)	3,124,784
Income taxes (benefit)	(726)	-	(726)
Net income applicable to shareholders	3,370,060	(244,550)	3,125,510

Comprehensive income	$3,338,104	$(244,550)	$3,093,554

Net income per common share - Basic and Diluted
Total net income per common share	$0.33	$(0.02)	$0.31
Weighted Common Shares Outstanding - Basic and Diluted	10,097,449	-	10,097,449

Statement of Operations Data	For the six months ended June 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Other (income) expense
Interest income	$(45,018)	$-	$(45,018)
Interest expense	137,156	-	137,156
Import and export agency income	(47,244)	-	(47,244)
Loss on forward foreign currency contracts	(12,079)	-	(12,079)
(Gain) loss on change in fair value of derivative liability	-	74,724	74,724
Other (income) expense	97,172	-	97,172
Total other (income) expense	129,987	74,724	204,711

Income from operations before income taxes	3,497,770	(74,724)	3,423,046
Income taxes (benefit)	74	-	74
Net income applicable to shareholders	3,497,696	(74,724)	3,422,972

Comprehensive income	$3,439,295	$(74,724)	$3,364,571

Net income per common share - Basic and Diluted
Total net income per common share	$0.33	$(0.01)	$0.32
Weighted Common Shares Outstanding - Basic and Diluted	10,096,538	-	10,096,538

Statement of Operations Data	For the three months ended September 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Other (income) expense
Interest expense	$56,727	$-	$56,727
Loss on forward foreign currency contracts	12,079	-	12,079
(Gain) loss on change in fair value of derivative liability	-	573,544	573,544
Other (income) expense	236,181	-	236,181
Total other (income) expense	304,987	573,544	878,531

Income from operations before income taxes	275,293	(573,544)	(298,251)
Income taxes (benefit)	1,140,343	-	1,140,343
Net income applicable to shareholders	(865,050)	(573,544)	(1,438,594)

Comprehensive income	$(824,181)	$(573,544)	$(1,397,725)

Net income per common share - Basic and Diluted
Total net income per common share	$(0.09)	$(0.06)	$(0.15)
Weighted Common Shares Outstanding - Basic and Diluted	10,104,449	-	10,104,449

Statement of Operations Data	For the nine months ended September 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Other (income) expense
Interest expense	$148,865	$-	$148,865
Import and export agency income	(52,335)	-	(52,335)
Gain from contracts termination	-	-	-
Loss on forward foreign currency contracts	-	-	-
(Gain) loss on change in fair value of derivative liability	-	648,268	648,268
Other (income) expense	333,353	-	333,353
Total other (income) expense	429,883	648,268	1,078,151

Income from operations before income taxes	3,778,154	(648,268)	3,129,886
Income taxes (benefit)	1,140,418	-	1,140,418
Net income applicable to shareholders	2,637,736	(648,268)	1,989,468

Comprehensive income	$2,620,205	$(648,268)	$1,971,937

Net income per common share - Basic and Diluted
Total net income per common share	$0.26	$(0.06)	$0.20
Weighted Common Shares Outstanding - Basic and Diluted	10,100,589	-	10,100,589

Statement of Cash Flow Data	For the three months ended March 31, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Net income	$127,636	$169,826	$297,462
Gain on change in fair value of derivative liability	-	(169,826)	(169,826)
Net cash provided by operating activities	$5,150,317	$-	$5,150,317

Statement of Cash Flow Data	For the six months ended June 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Net income	$3,497,696	$(74,724)	$3,422,972
Loss on change in fair value of derivative liability	-	74,724	74,724
Net cash provided by operating activities	$17,082,689	$-	$17,082,689

Statement of Cash Flow Data	For the nine months ended September 30, 2009 (Unaudited)
	As filed	Adjustment to Restate	Restated
Net income	$2,637,736	$(648,268)	$1,989,468
Loss on change in fair value of derivative liability	-	648,268	648,268
Net cash provided by operating activities	$(3,145,087)	$-	$(3,145,087)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ARMCO METALS, INC.

Date: March 31, 2009	/s/ Kexuan Yao
Kexuan Yao Chairman, President and Chief Executive Officer